UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

WAYSIDE TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

◻      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	WSTG	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Explanatory Note

This Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K filed by Wayside Technology Group, Inc. on April 22, 2020 (the “Original 8-K”) is being filed solely to clarify that all references to “$” in Item 1.01 of the Original 8-K refer to Canadian dollars.  This Amendment No. 1 amends and restates in its entirety Item 1.01 and, except as described above, this Amendment No. 1 does not modify or update disclosure in, or exhibits to, the Original Form 8-K.

Item 1.01     Entry into a Material Definitive Agreement.

On April 20, 2020, CLIMB Channel Solutions (Canada) Inc. (“Buyer”), a newly-formed indirect subsidiary of Wayside Technology Group, Inc. (the “Company”), entered into a Stock Purchase Agreement (the “SPA”) with Interwork Group, Inc. (“Seller”), Interwork Technologies Inc., a Delaware corporation (“Interwork US”), Interwork Technologies Inc., a corporation incorporated under the laws of the Province of Ontario, Canada (“Interwork Canada”), and Firepower Equity Inc.

Pursuant to the SPA, Buyer will acquire Interwork US and Interwork Canada for an aggregate purchase price of $5 million Canadian dollars payable at closing (subject to adjustment) plus a potential post-closing $1.1 million Canadian dollar earn-out (the “Interwork Acquisition”).

The SPA contains customary representations, warranties and covenants.  The SPA also contains indemnification obligations of both Buyer and Seller, subject to certain limitations, and covenants regarding the conduct of each party prior to closing.  The consummation of the Interwork Acquisition is subject to customary closing conditions.  Either party may terminate the SPA if the Interwork Acquisition does not close by May 20, 2020.

The foregoing is qualified entirely by the complete terms of the SPA, filed with the Original 8-K as Exhibit 2.1 and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wayside Technology Group, Inc.

Date: May 8, 2020	By:	/s/ Michael Vesey
Michael Vesey, Vice President and
Chief Financial Officer